UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
February 24, 2005

Commission file number 1-13163

YUM! BRANDS, INC.
(Exact name of registrant as specified in its charter)

North Carolina	13-3951308

(State or other jurisdiction	(IRS Employer
of incorporation or organization)	Identification No.)

1441 Gardiner Lane, Louisville, Kentucky                40213
(Address of principal executive offices)                 (Zip Code)

Registrant’s telephone number, including area code:       (502) 874-8300

Former name or former address, if changed since last report:   N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Section 8 – Other Events

Item 8.01	Other Events

On February 24, 2005 YUM! Brands, Inc. issued a press release reporting Period 2 sales for its portfolio of International, China and U.S. businesses and disclosing its system-sales growth expectations for China in Period 3.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits
99.1	Press Release dated February 24, 2005 from YUM! Brands, Inc.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YUM! BRANDS, INC. (Registrant)

Date: February 25, 2005	/s/ Gregory N. Moore Senior Vice President and Controller (Principal Accounting Officer)

YUM! BRANDS INC. REPORTS ESTIMATED PERIOD 2 SALES

FOR ITS INTERNATIONAL, CHINA AND U.S. BUSINESSES

Louisville, Ky. — February 24, 2005 — Yum! Brands Inc. (NYSE: YUM) today reported system sales for its International Division increased 6% prior to foreign currency conversion or 10% after conversion to U.S. dollars. System sales for its China Division decreased 1% versus last year prior to foreign currency conversion or remained even after conversion to U.S. dollars. As expected, China Division sales results were adversely affected by the later timing of the Chinese New Year holiday period in 2005, which will benefit Period 3 results. U.S. blended same-store sales at company restaurants increased 4%.

International Division System Sales Growth (Estimated)

	2005 Reported (U.S. $)	2005 Local Currency	2004 Local Currency
Period 2	+10%	+6%	+3%
Quarter to Date	+11%	+7%	+4%

Note: These results exclude the China Division.

The company’s annual target growth rate for International Division system sales is at least +5% prior to foreign currency conversion.

China Division System Sales Growth (Estimated)

	2005 Reported (U.S. $)	2005 Local Currency	2004 Local Currency
Period 2	Even	(1)%	+38%
Quarter to Date	Even	(1)%	+38%

Note: The China Division includes the People’s Republic of China, Thailand, and KFC Taiwan. In 2004, the Chinese New Year occurred in Period 2.

For 2005, the benefit of the Chinese New Year holiday period will be included in China Division’s Period 3 system-sales growth resulting in an expected system-sales-growth rate of at least +40% prior to foreign currency conversion. The company’s annual target growth rate for China Division system sales is at least +22% prior to foreign currency conversion.

U.S. Company Same-Store Sales Growth (Estimated)

	Period 2, 2005	Period 2, 2004
U.S. BLENDED	+4%	+5%
Taco Bell	+7%	+6%
Pizza Hut	+2%	+9%
KFC	+3%	Even

Period 3 Sales Release

Sales results for Period 3 (the four-week period ending March 19, 2005, for the U.S. businesses) will be released Thursday, March 24, 2005.

International Division includes all operations outside the U.S., with the exception of those reported in the China Division. Currently, the International Division includes more than 11,000 system restaurants in more than 100 countries and territories. The International Division’s period close remains one period earlier than the company’s period-end date to facilitate consolidated reporting. Please refer to the reporting calendar posted on Yum! Brands’ Web site at the following URL: http://investors.yum.com/ireye/ir_site.zhtml?ticker=YUM&script=1000.

China Division includes the People’s Republic of China, Thailand, and KFC Taiwan. Based on restaurant counts at the end of 2004, the China Division includes 1,416 restaurants in the People’s Republic of China, 358 restaurants in Thailand, and 131 KFC restaurants in Taiwan.

Since the China Division reports on a 12-month basis, rather than a 13-fiscal-period calendar, the first month’s system sales growth for this division is being reported with Period 2 results. Specifically, Period 2 China Division sales results reflect January 2005 system-sales growth for the People’s Republic of China (China). For 2005, we have moved forward China’s business reporting calendar to more closely align the timing of reporting its results of operations with our U.S. business.

For purposes of this sales release, we have compared January 2005 sales for China with the same month last year. In 2004, the month of January was reported as Period 3 results.

System-sales growth includes total sales from all restaurants regardless of ownership, including company-owned, franchise, license, and unconsolidated affiliate (joint-venture) restaurants. Sales of franchise, unconsolidated affiliate (joint-venture) and license restaurants generate franchise and license fees for the company (typically at a rate of 4% to 6% of sales). Franchise, unconsolidated affiliate (joint-venture) and license restaurant sales are not included in the company sales we present on our Consolidated Statements of Income in accordance with U.S. GAAP; however, the fees are included in the company’s revenues. We believe system-sales growth is useful to investors as a significant indicator of our company’s market share relative to competitors and the overall strength of our brands in the market place.

U.S. same-store sales include only company restaurants that have been open one year or more. U.S. blended same-store sales include KFC, Pizza Hut, and Taco Bell company-owned restaurants only. U.S. same-store sales for Long John Silver’s and A&W restaurants are not included. U.S. systemwide same-store-sales results are reported quarterly within the company’s earnings release and include only KFC, Pizza Hut and Taco Bell restaurants.

2005 Period 2 End Dates
International Division	1/24/2005
China Division	1/31/2005
U.S. Business	2/19/2005

This announcement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include those identified by such words as may, will, expect, project, anticipate, believe, plan and other similar terminology. These “forward-looking” statements reflect management’s current expectations regarding future events and operating and financial performance and are based on currently available data. However, actual results are subject to future events and uncertainties, which could cause actual results to differ from those projected in this announcement. Factors that can cause actual results to differ materially include changes in global and local business, economic and political conditions in the countries and territories where Yum! Brands operates, including the effects of war and terrorist activities; changes in currency exchange and interest rates; changes in commodity, labor and other operating costs; changes in competition in the food industry, consumer preferences, spending patterns and demographic trends; the impact that any widespread illness or general health concern may have on our business and the economy of the countries in which we operate; the effectiveness of our operating initiatives and advertising and promotional efforts; new-product and concept development by Yum! Brands and other food-industry competitors; the success of our refranchising strategy; the ongoing business viability of our franchise and license operators; our ability to secure alternative distribution to our restaurants at competitive rates and to ensure adequate supplies of restaurant products and equipment in our stores; publicity that may impact our business and/or industry; severe weather conditions; effects and outcomes of legal claims involving the company; changes in effective tax rates; our actuarially determined casualty loss estimates; changes in legislation and governmental regulations; and changes in accounting policies and practices. Further information about factors that could affect Yum! Brands’ financial and other results are included in the company’s Forms 10-Q and 10-K, filed with the Securities and Exchange Commission.

Yum! Brands Inc., based in Louisville, Kentucky, is the world’s largest restaurant company in terms of system restaurants with more than 33,000 restaurants in more than 100 countries and territories. Four of the company’s restaurant brands — KFC, Pizza Hut, Taco Bell and Long John Silver’s — are the global leaders of the chicken, pizza, Mexican-style food and quick-service seafood categories respectively. Yum! Brands is the worldwide leader in multibranding, which offers consumers more choice and convenience at one restaurant location from a combination of KFC, Taco Bell, Pizza Hut, A&W or Long John Silver’s brands. The company and its franchisees today operate over 2,800 multibrand restaurants. Outside the United States in 2004, the Yum! Brands’ system opened about three new restaurants each day of the year, making it one of the fastest growing retailers in the world. For the past two years, the company has been recognized in Fortune Magazine’s top 50 “Best Companies for Minorities,” claiming the number-one spot for “managerial diversity.”